UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

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CURRENT REPORT

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Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2012

 __________________________________

PRESSTEK, INC.
(Exact name of registrant as specified in its charter)

 _________________________________

Delaware	0-17541	02-0415170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glenville Street, Greenwich, CT	06831
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 769-8056

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

Supplement to the Proxy Statement for the Special Meeting of Stockholders to be held on October 31, 2012.

This is a supplement to the proxy statement dated October 1, 2012 (the “proxy statement”) of Presstek, Inc. (“Presstek,” “we” or the “Company”) that was mailed to Presstek stockholders in connection with the solicitation of proxies for use at the special meeting of stockholders to be held at the offices of McDermott Will & Emery LLP, 340 Madison Avenue, New York, New York on Wednesday, October 31, 2012 at 10:00 a.m. local time. The purpose of the special meeting is (1) to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of August 22, 2012, as it may be amended from time to time, which we refer to as the merger agreement, among MAI Holdings, Inc., a Delaware corporation, which we refer to as Parent, MAI Merger Corp, a Delaware corporation and a direct wholly owned subsidiary of Parent, which we refer to as Purchaser, and the Company; (2) to consider and vote upon a proposal to approve, on an advisory basis, the merger-related compensation for the Company’s named executive officers; (3) to consider and vote on a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to adopt the merger agreement; and (4) to transact any other business that may properly come before the special meeting, or any adjournment or postponement of the special meeting, by or at the direction of the board of directors of the Company.

The board of directors of Presstek established September 20, 2012 as the record date for the purpose of determining the stockholders who are entitled to receive notice of, and to vote at (in person or by proxy), the special meeting.

The board of directors of the Company has unanimously determined that the merger is fair to, and in the best interests of, the Company and its stockholders and approved and declared advisable the merger agreement and the merger and the other transactions contemplated by the Agreement and Plan of Merger.

The Company’s board of directors made its determination after consultation with its independent legal and financial advisors and consideration of a number of factors.  The board of directors of the Company recommends that you vote “FOR” the proposal to adopt the merger agreement, “FOR” the approval, on an advisory basis, of the merger-related compensation for the Company’s named executive officers, and “FOR” the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies.

Litigation Related to the Merger

As described on page 45 of the proxy statement, two putative class action lawsuits relating to the merger have been filed in the Superior Court, Judicial District of Stamford, Connecticut. The complaints, which purport to be brought as class actions on behalf of all of the Company’s public stockholders, excluding the defendants and their affiliates, allege the Company’s directors breached their fiduciary duties to stockholders in negotiating and approving the merger agreement by means of an unfair process and for inadequate consideration. The complaints further allege that the Company, Parent and Purchaser aided and abetted the alleged breaches by the Company’s directors. The complaints seek various forms of relief, including injunctive relief that would, if granted, prevent the merger from being consummated in accordance with the agreed-upon terms.  On October 3, 2012, the Company filed motions to dismiss the two actions on the grounds that the plaintiffs lacked standing to bring the actions because the claims are derivative claims and not direct claims.

Subsequent to the mailing of the proxy statement, a third putative class action lawsuit relating to the merger was filed in the District Court for the District of Connecticut.  The complaint, which purports to be brought as a class action on behalf of all of the Company’s public stockholders, excluding the defendants and their affiliates, alleges the Company’s directors breached their fiduciary duties to stockholders in negotiating and approving the merger agreement by means of an unfair process and for inadequate consideration. The complaint further alleges that the Parent, Purchaser, American Industrial Partners Capital Fund IV, L.P. and American Industrial Partners aided and abetted the alleged breaches by the Company’s directors. The complaint also alleges that the Company’s directors violated federal securities laws by omitting material information from the proxy statement.

The complaints seek various forms of relief, including injunctive relief that would, if granted, prevent the merger from being consummated in accordance with the agreed-upon terms.

On October 23, 2012, Presstek entered into a memorandum of understanding memorializing the terms of a settlement of all litigation, which would include the dismissal with prejudice of all claims against all of the defendants. The proposed settlement is conditional upon, among other things: the dismissal with prejudice of the litigation without the award of any damages, costs, fees or the grant of any other further relief, except for the award of fees and expenses pursuant to the memorandum of understanding; the entry of a final judgment in the actions (i) approving the settlement (including a provision enjoining all members of the class from asserting any of the released claims), (ii) providing for the dismissal of the actions and (iii) approving the release by the class to the defendants; and consummation of the merger and final approval of the proposed settlement by the court. In connection with the settlement and as provided in the memorandum of understanding, the parties contemplate that plaintiffs’ counsel will seek an award of attorneys’ fees and expenses as part of the settlement. There can be no assurance that the merger will be consummated, that the parties ultimately will enter into a settlement or that the court will approve the settlement. In such event, the memorandum of understanding and the proposed settlement as contemplated by the memorandum of understanding shall be null and void. The settlement will not affect the amount of the merger consideration that Presstek stockholders are entitled to receive in the merger.

The defendants deny that they have committed any violations of law or otherwise failed to act in a proper manner with respect to the facts and claims alleged in the actions and specifically deny that any further supplemental disclosure was required under any applicable rule, statute, regulation or law. The defendants have entered into the memorandum of understanding because the proposed settlement would eliminate the risk, burden and expense of further litigation, would resolve all of the claims and permit the merger to be consummated as scheduled without risk of delay and would permit Presstek’s stockholders to receive the consideration provided for in the merger agreement.

Additional Disclosures

As contemplated by the proposed settlement, Presstek is providing certain additional disclosures that are supplemental to those contained in the proxy statement previously mailed to you. This supplemental information should be read in conjunction with the proxy statement, which we urge you to read in its entirety. As noted above, none of the defendants has admitted wrongdoing of any kind, including but not limited to inaccuracies or inadequacies in any disclosure, the materiality of any disclosure that the plaintiffs contend should have been made, any breach of any fiduciary duty, or aiding or abetting any of the foregoing. The additional disclosures are as follows:

Background of the Merger

The eighth paragraph under the heading “Background of the Merger on Page 21 of the proxy statement is replaced with the following paragraph:

During June 2011, management consulted with representatives of GCA Savvian to identify potential candidates to acquire the Company and also reviewed with GCA Savvian conversations management previously had held with companies with which the Company could form a strategic partnership.  Management and representatives of GCA Savvian identified large strategic companies headquartered in the United States, Asia and Europe as well as a select group of financial sponsor candidates that might view the Company as a strategic acquisition.  In this regard, the strategic companies identified were companies with products similar to the products of the Company or in the markets adjacent to the markets served by the Company, or which provide products to customers and/or markets similar to the customers and/or markets served by the Company, and the financial sponsor candidates identified were firms having portfolio companies in the markets served or in the markets adjacent to the markets served by the Company or that were believed might have an interest in acquiring companies with operating and financial challenges.

Opinion of GCA Savvian

Historical Trading Analysis

As described in detail on page 33, GCA Savvian conducted a historical trading analysis.  The disclosure in the proxy statement under the heading “Historical Trading Analysis” is replaced with the following:

In its analysis, GCA Savvian reviewed the price trading history of shares of the Company’s common stock for the last twelve months ended August 21, 2012 separately and in relation to the Standard & Poor’s 400 Index, the Russell 3000 Index and a composite index consisting of the following companies, referred to as the “Selected Comparable Companies”:

●      Agfa-Gevaert N.V.,

●      Dainippon Screen Mfg. Co., Ltd.,

●      FUJIFILM Holdings Corporation,

●      Heidelberger Druckmaschinen AG,

●      Koenig & Bauer AG.

●      Ricoh Company, Ltd. and

●      Ryobi Ltd.

The Selected Comparable Companies are companies serving commercial printing markets with equipment and related supplies and were selected because they have products similar to the products of the Company or provide products to customers and/or markets similar to the customers and/or markets served by the Company, and have operating and financial characteristics similar to those of the Company.

Comparable Company Analysis

As described in detail on page 34 of the proxy statement, GCA Savvian conducted a comparable company analysis.  The following table is inserted before the first paragraph under the caption “Comparable Company Analysis.”

The multiples derived for each of the Selected Comparable Companies are set forth below:

Selected Comparable Company	EV/CY2012E EBITDA	EV/CY2013E EBITDA	Price/Book Value
Agfa-Gevaert N.V.	3.2x	2.6x	0.2x
Dainippon Screen Mfg. Co., Ltd.	11.8x	6.0x	1.4x
FUJIFILM Holdings Corporation	3.1x	2.8x	0.4x
Heidelberger Druckmaschinen AG	5.2x	3.2x	0.5x
Koenig & Bauer AG	1.7x	1.4x	0.4x
Ricoh Company, Ltd.	7.3x	6.8x	0.6x
Ryobi Ltd.	3.9x	3.6x	0.4x

Selected Comparable Transactions Analysis

As described in detail on page 34 of the proxy statement, GCA Savvian conducted a comparable company analysis.  The caption “Comparable Transaction Analysis” is retitled as “Selected Comparable Transaction Analysis” and the first paragraph, including the table, are replaced with the following:

Based on public and other available information and the Company forecasts provided by the Company’s management, GCA Savvian calculated the multiples of enterprise value to last-twelve-months, or LTM, EBITDA and next-twelve-months, or NTM, EBITDA, referred to below as EV/LTM EBITDA and EV/NTM EBITDA, respectively, for the following acquisitions of companies serving commercial printing markets with equipment and related supplies that have products similar to the products of the Company or provide products to customers and/or markets similar to the customers and/or markets served by the Company, and have operating and financial characteristics similar to those of the Company.  The multiples derived from each of the transactions examined by GCA Savvian were as follows:

Announcement Date	Acquiror	Target	EV/LTM EBITDA		EV/NTM EBITDA
12/23/2011	Forsyth Capital Investors, LLC	Baldwin Technology Company, Inc.	NM	*	9.6	x
11/19/2009	Canon Inc.	Oce N.V.	5.3	x	5.4	x
4/14/2005	Electronics for Imaging, Inc.	VUTEk, Inc.	9.3	x	NA	**
1/30/2005	Eastman Kodak Company	Creo Inc.	22.6	x	15.1	x
 * Not meaningful.
** Not available.

Miscellaneous

The last paragraph under the caption “Miscellaneous” is replaced with the following:

Except as described above, in the two years prior to August 22, 2012, GCA Savvian has not provided (i) financial advisory or financing services to the Company other than pursuant to GCA Savvian’s engagement in respect of a possible acquisition transaction, or (ii) any services to Parent or its affiliates. GCA Savvian may seek to provide such services to the Company and certain affiliates of Parent in the future and would expect to receive fees for such services.

Additional Information and Where to Find It

Presstek has filed with the SEC a definitive proxy statement and may furnish or file other materials with the SEC in connection with the proposed merger. As discussed above, the definitive proxy statement has been sent or given to the shareholders of Presstek and contains important information about the proposed transaction and related matters. BEFORE MAKING ANY VOTING DECISION, PRESSTEK’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THOSE OTHER MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PRESSTEK AND THE PROPOSED MERGER. The proxy statement and other relevant materials (as and when they become available), and any other documents filed by Presstek with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders may obtain free copies of the proxy statement from Presstek by contacting Presstek at Presstek, Inc., 10 Glenville Street, Greenwich, CT 06831, Attention: Secretary of the Company or by contacting Presstek’s proxy solicitor, Alliance Advisors LLC, by phone at (877) 777-5603, or by going to Presstek’s Investor Relations page on its corporate website at www.presstek.com.

Participants in the Solicitation

Presstek and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Presstek in connection with the proposed acquisition. Information regarding the interests of these directors and executive officers in the transactions described herein are included in the proxy statement described above. Additional information regarding these directors and executive officers is included in Presstek’s proxy statement for its 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2012.

Cautionary Statement for the Purpose of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

The matters in this filing that are forward-looking statements are based on current management expectations. Certain risks may cause such expectations to not be achieved and, in turn, may have a material adverse effect on Presstek’s business, financial condition and results of operations. Presstek disclaims any duty to update any forward-looking statements.

All statements other than statements of historical fact are statements that could be deemed forward-looking statements.

Important risk factors that could cause actual results to differ materially from those discussed in the forward-looking statements include, without limitation, the following factors: the stockholders of the Company may not adopt the merger agreement; the parties may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the parties may be unable to complete the merger because, among other reasons, conditions to the closing of the merger may not be satisfied or waived; the possibility of disruption from the merger making it more difficult to maintain business and operational relationships; developments beyond the parties’ control, including but not limited to, changes in domestic or global economic conditions, competitive conditions and consumer preferences, adverse weather conditions or natural disasters, health concerns, international, political or military developments and technological developments; or the “risk factors” and other factors referred to in the Company’s reports filed with or furnished to the SEC.

For a further discussion of significant factors to consider in connection with forward-looking statements concerning Presstek, reference is made to the information contained under the heading., “Risk Factors” of Presstek’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the SEC on March 27, 2012 and each Quarterly Report on Form 10-Q filed thereafter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRESSTEK, INC.
(Registrant)

By:	/s/ James R. Van Horn
James R. Van Horn
Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

Date: October 23, 2012